EMERGING MARKETS
GROWTH FUND

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMPANIES
OPERATING IN DEVELOPING COUNTRIES AROUND THE WORLD

[cover:  illustration of the world]

ANNUAL REPORT
FOR THE YEAR ENDED JUNE 30, 1999



FELLOW SHAREHOLDERS:

Fiscal 1999 was a tumultuous year in emerging markets. Even by the standards of our investment universe, where stock prices gyrate with regularity, investors were given an unusually wild ride. Despite the volatility, Emerging Markets Growth Fund (EMGF) recorded results that were closely in line with our 21.8% average annual compound rate of return since operations began in 1986.* For the 12 months ended June 30, the value of the fund's shares rose 20.6%.

*All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated.

The volatility was reflected in the results recorded by the unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stocks in 25 developing countries. After roller-coasting up and down, this index ended the 12 months ahead 28.7%; this is virtually the same percentage by which it plunged during the nerve-wracking month of August 1998.

The EMF Index wound up with a larger gain than the fund for the fiscal year for two reasons. First, relative to its principal benchmark, EMGF was underweighted in markets that did exceptionally well - notably South Korea, which shot up 306% and is now the index's single largest component at 14.8%; its weighting in the index was less than 2% as recently as January 1998. The second reason is that, unlike the index, which includes no cash, a small percentage of the fund's assets were held in interest-bearing cash equivalents during the year. On June 30, that percentage was 3.2%.


SELLOFF AND RECOVERY

It is instructive to look back at the circumstances leading to the selloff that hit the markets earlier in the year and the events foreshadowing the recovery. The selloff was a continuation of the bear market that began in 1994 and a response to Russia's decision to devalue the ruble and default on several debt issues. The repercussions of those actions combined with the Asian contagion and the near-collapse of a large Wall Street hedge fund to create a dangerous situation for the world economy. A fair amount of panic selling caused securities prices in industrialized as well as developing countries to be hammered hard.

Three timely reductions in short-term interest rates by the Federal Reserve and steps taken by central bankers in other nations to ease credit prevented matters from getting worse. Bond markets around the world stabilized and stock prices turned up. In many emerging markets, they rose for three consecutive months before weakening again after Brazil devalued the real in January. The decline following that devaluation, however, was comparatively moderate and gave way to an upturn that continued, with minor interruptions, through the spring and into the summer. This upturn can be traced partly to the fact that Brazil's devaluation did not lead to the global economic meltdown that some pundits had predicted. When their gloomy prognostications failed to materialize, confidence began returning to the marketplace.


[Begin Sidebar]
EMGF TOTAL RETURNS VS. MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (EMF) INDEX for periods ended 6/30/99 (with distributions reinvested)

               Emerging                            MSCI
               Markets                             Emerging
               Growth Fund                         Markets
               (EMGF)             Annualized       Free Index       Annualized
12 Months      +20.6%             -                +28.7%           -
3 Years        +12.8              +4.1%            -11.5            -4.0%
5 Years        +28.7              +5.2             -4.1             -.8%
10 Years       +368.5             +16.7            +219.2           +12.3%

[End Sidebar]

Importantly, the recovery was bolstered, too, by positive developments that were an outgrowth of the turmoil in emerging markets. Several of the devaluations that have taken place - including the Mexican peso in 1995 and Korean won in 1997 - did not prove highly inflationary. Instead, most of the productivity gains resulting from the devaluations were captured by the local economy. Meanwhile, needed structural reforms have begun taking place in some though certainly not all countries. As a result of these developments, economies that had been floundering have shown signs of turning around.


STOCK SELECTION AND DIVERSIFICATION

In our report to you midway through the fiscal year, we expressed the opinion that September probably represented the nadir of the four-year-old bear market. That is still our view, though we hasten to add that our focus is on companies, and we regard forecasting highs and lows and short-term movements in markets as something of a guessing game.

We also ventured, with greater conviction, the opinion that the rugged period we have been going through since $94 would be looked back upon as an extraordinary buying opportunity. We have continued to treat it as such, taking advantage of attractive valuations to add to the fund's portfolio. Between January and June, 32 new names were added, bringing the total number of companies represented at fiscal year-end to 403. Quite a few of the additions are commodity-related firms that were hit hard during the bear market. The strengthening of raw materials prices in recent months has been an important factor in the recovery.

Our investment strategy is value-oriented and based on proprietary research. It starts with stock selection; currency and country allocations are simply a residual of that approach. The result of this method of investing is a portfolio that is diversified geographically and in terms of industries. The two areas of heaviest concentration are telecommunications and electronic components. Together they account for about a third of net assets and for seven of our 10 largest investments (see table). All seven are world-class companies that have made a contribution to EMGF's record of success over the years. Several of these stocks helped our results significantly in fiscal 1999.


[Begin Sidebar]
TEN LARGEST EQUITY HOLDINGS

                                                     Percent of Gain/Loss
                                                     for the 12 Months
                                 Percent of          Ended 6/30/99*
                                 Net Assets          (in U.S. Dollars)
Telefonos de Mexico              5.68%               +68.02%
(Telmex)
Taiwan Semiconductor
Manufacturing                    4.54                +127.61
Samsung Electronics              3.09                +250.17
Asustek Computer                 2.74                +92.93
Cifra                            1.88                +30.62
Compania de Telecomunicaciones
de Chile (CTC)                   1.51                +21.85
Advanced Semiconductor
Engineering                      1.49                +100.44
Grupo Televisa                   1.47                +19.18
Telefonica de Argentina          1.44                -3.37
Pohang Iron & Steel              1.41                +260.76

*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]


TELECOMMUNICATIONS: A GROWTH BUSINESS

Emerging Markets Growth Fund has positions in 55 companies in the telecommunications industry. They account for about one-fifth of net assets. Three of the 55 are among our 10 largest investments. Like nearly all of our telecom holdings, they are former state-run phone monopolies that were denationalized over the past decade. The privatizations have led to improvements in efficiency and service, enhancing the profitability and growth potential of the companies and their attractiveness as long-term investments.

The largest of our telecom holdings is Telefonos de Mexico (Telmex), which first came into the portfolio 10 years ago and is now our biggest single investment. The company dominates the phone business in Mexico and continues to enjoy success as a provider of cellular service. In fiscal 1999, Telmex rose 68.0% in price.

The other two telecom stocks on the list of our 10 largest holdings are CTC, Chile's main provider of telecommunications services, and Telefonica de Argentina, which serves Buenos Aires and the southern part of the country. Both stocks came into the portfolio earlier in the $90s. In fiscal 1999, CTC gained 21.8%, while Telefonica slipped 3.4%, chiefly because of concerns about the country's economy and currency, which had a moderately negative impact on a number of prominent Argentine stocks.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS/1/

                     Twelve Months      Six Months
                     Ended 6/30/99      Ended 6/30/99
                     Expressed          Expressed      Expressed      Expressed
                     in U.S.            in Local       in U.S.        in Local
                     Dollars            Currency       Dollars        Currency
Argentina            13.1%              13.1%          24.8%          24.9%
Brazil (Free)/2/     -14.7              29.3           18.7           72.3
Chile                16.8               28.8           28.7           41.1
China (Free)/2/      45.2               45.3           63.1           63.3
Colombia             -31.6              -12.2          -17.9          -7.4
Czech Republic       -1.3               6.5            5.2            23.5
Greece               46.9               52.0           19.5           34.3
Hungary              -16.1              -7.3           -8.8           2.5
India                28.1               31.0           36.9           39.6
Indonesia (Free)/2/   242.7              59.4           110.9          82.7
Israel               10.1               20.5           25.5           23.8
Jordan               4.7                4.8            1.2            1.1
Mexico (Free)/2/     30.2               36.0           52.3           44.1
Pakistan             10.9               24.2           6.9            12.5
Peru                 -20.5              -11.2          19.8           25.6
Philippines (Free)/2/   50.5               37.4           27.3           24.5
Poland               5.8                19.0           30.9           46.3
Russia               -2.3         - /3/          133.7          - /3/
South Africa         9.9                12.6           30.2           33.5
South Korea          306.2              242.5          77.9           71.2
Sri Lanka            -19.2              -11.6          -22.5          -19.0
Taiwan               35.1               27.0           42.3           42.6
Thailand (Free)/2/   159.8              126.5          58.3           60.6
Turkey               -19.6              27.4           45.2           94.3
Venezuela            8.2                18.6           15.5           24.0
Emerging Markets
Growth Fund          20.6                              36.9

/1/Including reinvestment. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.

/2/The fund is invested in the "free" Brazilian, Chinese, Indonesian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/Index is quoted in U.S. dollars only.
[End Sidebar]


ELECTRONIC COMPONENTS: THE CUTTING EDGE

EMGF has positions in 11 electronic components companies based in three countries. Together, they account for a little over 12% of net assets. As with the telecoms, these are globally competitive firms with well above average long-term growth prospects. They are on the cutting edge of computer and semiconductor technology and serve markets all over the world. The four electronic components firms appearing on the list of our 10 largest holdings came into the portfolio between 1991 and 1997. The stocks of all four recorded huge gains and made solid contributions to our fiscal $99 results.

Three of the four are Taiwanese firms: Taiwan Semiconductor Manufacturing, the world's largest semiconductor foundry (+127.6% for the 12 months); Asustek, which makes notebook computers and computer equipment (+92.9%); and Advanced Semiconductor Engineering, Taiwan's largest independent semiconductor assembly and test subcontractor; its shares rose 100.4%.

The other company on the list is Samsung Electronics, a global leader in the production of DRAM memory chips and South Korea's largest diversified electronics manufacturer. Samsung has participated in the dramatic rise in that country's equity market; the stock went up 250.2% in fiscal 1999.

While telecommunications and electronic components are currently our two main areas of concentration, in the past sizable holdings in various other industries have played similarly prominent roles in helping build EMGF's record of success.
[Begin Sidebar]


WHERE THE FUND'S ASSETS ARE INVESTED

                      Percent of Net                                                             Market Value
                      Assets                                                  MSCI EMF       of Holdings
                                                                              Index/1/       6/30/99 (in
                      6/30/97       6/30/98       12/31/98       6/30/99      6/30/99        thousands)
ASIA/PACIFIC
China                 1.0%          .7%           .6%            .4%          .8%            $71,555
Hong Kong             .3            .7            .6             .7           -              129,939
India                 7.5           5.6           4.8            5.57         .5             1,003,816
Indonesia             3.5           1.4           2.0            3.02         .3             537,103
Malaysia              3.4           .9            .9             2.2          -/2/           397,284
Pakistan              .4            .1            .1             .1           .3             10,827
Philippines           3.8           2.7           3.1            2.41         .8             430,313
South Korea           6.4           2.1           5.4            7.9/3/       14.8/3/        1,441,560
Sri Lanka             .1            .1            .1             -            -              4,567
Taiwan                9.5           6.5           7.1            10.9/4/      12.3/4/        1,979,328
Thailand              .9            .5            .7             .93          .8             165,772
Vietnam               .1            -             -              -            -              2,410
                      36.9           21.3         25.4           34.0         43.6           6,174,474

LATIN AMERICA
Argentina             6.6           8.7           8.6            4.7          2.4            854,036
Brazil                16.9          16.1          12.3           10.1         8.7            1,823,181
Chile                 2.2           3.2           3.7            3.2          3.9            572,472
Colombia              .2            -             -              -            .4             -
Ecuador               .2            .1            -              -            -              166
Mexico                8.2           10.8          12.5           14.4         11.9           2,618,475
Panama                .2            .7            1.0            .1           -              25,145
Peru                  2.2           2.0           1.7            1.1          .8             204,289
Venezuela             .5            1.3           .9             .9           .8             163,850
                      37.2          42.9          40.7           34.5         28.9           6,261,614

EASTERN EUROPE
Bulgaria              .3            .2            .2             -            -              4,076
Czech Republic        .2            .3            .5             .6           .8             114,148
Hungary               .4            .9            1.0            2.3          1.2            408,732
Kazakhstan            -             -             -              -            -              1,254
Poland                .5            1.4           1.8            2.0          1.2            374,404
Republic of           .4            .8            .9             .6           -              100,182
Croatia
Russian               6.7           3.8           1.2            2.0          2.0            358,463
Federation/5/
Slovakia              .1            .1            -              -            -              4,703
Ukraine               -             .1            -              -            -              1,205
                      8.6           7.6           5.6            7.5          5.2            1,367,167

OTHER MARKETS
Botswana              -             -             -              -            -              3,482
Egypt                 .1            .1            .1             .1           -              14,872
Estonia               -             -             -              .1           -              16,652
Ghana                 .2            .2            .1             .1           -              19,279
Greece                .8            2.1           2.6            1.5          6.2            274,165
Israel                -             -             .3             1.8          2.9            322,617
Kenya                 -             -             -              -            -              485
Mauritius             .1            .1            .1             -            -              7,169
Morocco               .2            .3            .3             .2           -              31,219
Nigeria               -             -             .1             -            -              7,515
Portugal              .7            1.6           .9             .1           -              26,868
South Africa          3.9           4.5           4.7            5.6           11.0          1,013,893
Turkey                2.3           6.0           3.9            5.2          2.1            935,907
                      8.3           14.9          13.1           14.7         22.2           2,674,123
Multinational         2.2           2.6           1.9            2.6                         464,367
Other/6/              .6            .5            1.2            3.3                         595,936
Cash &                6.2           10.2          12.1           3.4                         609,743
Equivalents

TOTAL                 100.0%        100.0%        100.0%         100.0%                      $18,147,424


/1/Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 6/30/99). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/In November 1998, Malaysia was removed from the index.

/3/In September 1998, South Korea's weighting in the index was increased to reflect 100% of that country's market capitalization instead of 50%.

/4/In September 1996, Taiwan was added to the index; its weighting reflects 50% of that country's market capitalization.

/5/Includes investments in companies incorporated outside the region that have significant operations in the region.

/6/Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.
[End Sidebar]

For example, during the fund's formative years in the 1980s, we had large and generally profitable investments in the cement industry. EMGF presently has small positions in 14 cement-manufacturing stocks, which account for just over 2% of net assets. During much of the $90s, banking has been well represented in the portfolio, and several of our investments in that industry also have been quite profitable. Currently, the fund holds shares in 47 banking organizations based in 20 countries. Banking is our third-largest area of concentration, accounting for 9.5% of net assets.


A CHANGE IN OUR STATUS

We would like to remind shareholders that Emerging Markets Growth Fund has reopened for additional purchases. It also has been converted into an open-end interval fund. This change in status, which took effect July 1, provides shareholders with an opportunity to redeem shares each month. Redemptions since July 1 have been very minimal. We are pleased by the continued support shown by our investors and do not anticipate increased interest in selling shares. EMGF now has more than 700 shareholders and net assets of just over $18 billion. We expect the share base to continue expanding as it has for some time - slowly, and under the careful supervision of the fund's independent Board of Directors, which has limited the growth of new sales each year.

On pages 6-8, you will find a brief overview of the markets that are prominently represented in our portfolio. On page 9 there is a description of EMGF's adviser and additional information on our investment approach.
We look forward to reporting to you again in another six months.

Sincerely,

/s/Walter P. Stern
Walter P. Stern
Chairman

/s/ Nancy Englander
Nancy Englander
President

August 12, 1999


The fund's investment adviser, Capital International, Inc. and other Capital Group Companies are taking steps to address the Year 2000 challenge. Our principal computer systems and other internal business systems around the world have been updated to process date-related information properly following the turn of the century. They are Year 2000 compliant. Testing of those systems with those of other service providers will continue through the remainder of this year. Additionally, the issue of readiness for Year 2000 is being taken into account by Capital's investment professionals as they evaluate companies.

Here are the total returns and annual compound returns with all distributions reinvested for periods ended June 30, 1999 - 10 years: +368.51%, or +16.70% a year; 5 years: +28.71%, or +5.18% a year; 12 months: +20.59%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


                   THE INVESTMENT LANDSCAPE

We believe that good companies are good companies wherever they are based. The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of themes prevalent in the portfolio, such as the attractive opportunities presenting themselves in telecommunications and electronic components. Geographic concentrations are the result of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's six largest countries of concentration on June 30. The six account for more than 50% of net assets. (Percentage changes for markets and stock prices are in U.S. dollars).

MEXICO (14.4% OF NET ASSETS)

The fund's largest area of concentration, Mexico enjoyed improving economic conditions during the latter part of the fiscal year, thanks largely to increased revenue from higher oil prices and a moderate recovery in domestic consumption and investment. Expectations are that this improvement will continue during the coming months.

Problems in the banking system remain, and a number of businesses not represented in the fund's portfolio declared bankruptcy over the past year. In a move aimed at maintaining economic stability during the presidential election year of 2000, the country obtained $23.7 billion in financing commitments from the United States, Canada, the International Monetary Fund, the World Bank and the Inter-American Development Bank.

The Mexican stock market rose 52% in the final six months after declining sharply during the first part of the fund's fiscal year and ended with a 12-month gain of 30%. Telmex held up better than the market as a whole during the decline and outpaced it during the upturn. The company is firmly established as the dominant provider of telecommunications service in a country where there is considerable unmet demand. Telmex continues to have success in the cellular business.

Recently it has begun investing in companies based in other Latin American countries and the United States.

In addition to Telmex, the fund's Mexican holdings include Cifra, a retailing firm; Grupo Televisa, a producer of television programming; Cemex, the country's leading cement supplier; and a number of beverage companies.

TAIWAN (10.9% OF NET ASSETS)

Taiwan is an excellent example of a market where our strategy is based almost entirely on the global competitiveness and prospects for the companies in which we invest. The majority of our holdings are in firms that are part of the Taiwanese semiconductor industry, which is benefiting from strong worldwide demand for better, faster computing power and for systems that can avoid potential Y2K problems.

Taiwan Semiconductor Manufacturing (TSM), our second-largest holding, is experiencing an upturn in orders for its microchips after a slowdown in 1998. The company's rising sales and profits are, in large measure, a reflection of a growing tendency among computer manufacturers to outsource their microchip production. As the world's leading subcontractors, TSM and Advanced Semiconductor Engineering, another of the fund's holdings, are prime beneficiaries of this trend.

Similarly, Asustek has become a major source of electronic components for large companies such as Hewlett-Packard, Sony and Gateway. It also is having success selling notebook computers. Additionally, Asustek is introducing servers - high-margin products - at a time when demand for them is growing rapidly as data networks and the Internet replace voice networks.

The Taiwanese stock market, which is dominated by electronic component companies, rose 35% during the fiscal year. After the close of the period, however, it gave up considerable ground due to escalated tensions with mainland China over the issue of Taiwan's sovereignty.

BRAZIL (10.1% OF NET ASSETS)

Fiscal 1999 was an exceptionally challenging period for Brazil. When Russia devalued the ruble, emerging markets investors who had been rattled by the Asian devaluations appeared to have lost whatever appetite they may have had left for currency risk. Their confidence was shaken further after the third most industrialized state in the country, Minas Gerais, reneged on payments to the federal government. Subsequently, the head of the central bank resigned, as did his successor two weeks later. After Brazil released the real to float in the foreign exchange markets, its value fell about 40% relative to the U.S. dollar.

Since March, Brazil has been on the comeback trail. Although exports have lagged slightly and the economy remains in recession, it has shown signs of recovering; inflation has not spiraled out of control in the wake of the devaluation; and the new head of the central bank, Arminio Fraga, has demonstrated a clear understanding of his country's problems. His focus has been on reducing interest rates and gaining the approval of Congress for fiscal reforms.

The Brazilian equity market strengthened partway through fiscal $99 but still finished the 12 months down 15%, making it the worst performing of any emerging market in which we have sizable investments. The fund has positions in 39 Brazilian companies, including several cellular, wireline and long-distance firms spun off from Telecomunicacoes Brasileiras (Telebras), at the time of its privatization in July 1998. Our other large investments include Banco Itau, one of Brazil's biggest banks, and Cervejaria Brahma, Latin America's largest brewer.

SOUTH KOREA (7.9% OF NET ASSETS)

In the year-and-a-half since President Kim Dae-jung took office, South Korea has become one of Asia's most impressive recovery stories. After dipping to an all-time low during the region's recent crisis, industrial output has recovered much more rapidly than anticipated. Interest rates have been lowered, enabling companies to refinance and recapitalize more cheaply. The government has closed failing banks and taken steps aimed at improving the country's troubled financial system. It also has removed barriers to foreign ownership of local companies and pressed hard for other economic reforms.

South Korea has begun prompt repayment of bailout funds supplied during the crisis by the International Monetary Fund - a step that has enhanced the nation's creditworthiness. Meanwhile, the government has tried to improve relations with North Korea, although military incidents have continued. The Hyundai group has said it plans to build a plant in the north.

Like Taiwan, South Korea is a major force in microchips. In addition to its position in Samsung Electronics, Emerging Markets Growth Fund has several smaller investments in other manufacturers of electronic components. Altogether the fund owns shares in 17 South Korean companies, including Pohang Iron and Steel, the world's second-largest steelmaker. Nearly all of our South Korean holdings participated in the broad advance shown by that country's stock market in fiscal 1999.

SOUTH AFRICA (5.6% OF NET ASSETS)

South Africa's recession ended this past year, but the recovery so far has been weak. Unemployment remains high, consumer spending has shown very little growth, and gross domestic product has posted only small gains. At the same time, the rand has remained relatively stable, and capital inflows and the country's budget deficit and current account deficit have improved.

The victory in June by the ruling African National Congress foreshadows a continuation of policies pursued by the ANC since it became the nation's first democratically elected government five years ago. Deficit reduction and the privatization of some state-owned assets are likely to be goals that carry a high priority. Meanwhile, monetary policy shows signs of being loosened in an attempt to stimulate business activity.

In a sluggish economic environment, the South African stock market recorded a comparatively modest gain of 10% for the 12 months through June. With our South African investments, we have tried to be highly selective, searching out well-managed companies that have the potential to prosper even if the pace of growth remains subpar. Our largest holding is Sasol, a synthetic fuel producer; the stock accounted for 1.4% of net assets on June 30 and rose 23.6% for the fiscal year. Other South African holdings include South African Breweries, the country's largest beer producer, and Metro Cash and Carry, a distributor of groceries and consumer goods.

INDIA (5.5% OF NET ASSETS)

The Indian economy had its share of troubles early this past year. Inflation increased, the value of the rupee declined, and a mutual fund scandal spooked more than a few domestic investors. The Baharatiya Janata Party (BJP) coalition government struggled in its efforts to streamline the nation's securities markets. Eventually, for a variety of reasons, the coalition fell apart.

Then it rained and things took a turn for the better. Strong monsoons boosted the country's agricultural output, nourishing the overall economy. The rate of increase in inflation subsided and the rupee stabilized to some degree. Meanwhile, in an effort to encourage Indians to invest, the government eliminated taxes on mutual fund dividends. Recently, India came out ahead in a tense confrontation with Pakistan over the disputed territory of Kashmir - a development that renewed the BJP's popularity and could lead to the party winning a clear majority in general elections scheduled for September.

For the 12 months through June, the Indian stock market rose 28%. The fund owns shares in 41 Indian companies. More than half of these holdings participated in the advance. Our largest Indian investment is Hindustan Lever, a diversified manufacturer of consumer goods; the stock rose 55% for the 12 months and represented nearly 1% of net assets on June 30. Other Indian holdings include Mahanagar Telephone Nigam (MNTL), which serves Bombay and New Delhi; Infosys, a software consulting company that sells its services all over the world; and Zee Telefilms, a producer of Hindi television programming.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies domiciled in developing countries. The premise behind the formation of the fund was that rapid growth in these countries can create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than 300 times that amount of assets, together with over 700 shareholders - many of whom have been with us for quite a few years - and a portfolio of securities representing more than 400 companies based in over 40 nations. As the fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc., a subsidiary of Capital Group International, Inc., is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented and research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 100 investment professionals based on three continents. They include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in less-developed countries. Currently more than 30 analysts cover emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund- an important competitive edge.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, JUNE 30, 1999
                                          Equity
                                       Securities
                                           Common   Preferred Convertible               Percent of
INDUSTRY DIVERSIFICATION                   Stocks      Stocks       Bonds   Bonds       Net Assets
Telecommunications                          18.05%       2.38%         -     0.04%            20.47
Electronic Components                        11.93        0.11         -       -              12.04
Banking                                       7.85        1.66         -       -               9.51
Beverages & Tobacco                           6.24        1.73         -       -               7.97
Energy Sources                                4.77        0.23       0.07%     -               5.07
Merchandising                                 3.32        0.03         -       -               3.35
Business & Public Services                    2.26        0.03        0.02     -               2.31
Other Industries                             30.22        1.25        0.57    3.88            35.92
                                            84.64%       7.42%       0.66%   3.92%            96.64

Short-Term Securities                                                                          3.22
Excess of cash and receivables                                                                 0.14
over liabilities, including net
unrealized depreciation on
foreign currency contracts
Net Assets                                                                                  100.00%

EMERGING MARKETS GROWTH FUND
Investment Portfolio, June 30, 1999
                                                                                  Number of Shares  Market
                                                                                               or   Value        Percent of
EQUITY SECURITIES                                                                 Principal Amount  (000)        Net Assets
(Common and preferred stocks and convertible debentures)
----------------------------------------                                          --------          --------   --------

ARGENTINA - 4.23%
Banco de Galicia y Buenos Aires SA, Class B (1)                                    3,001,324      15,399
Banco de Galicia y Buenos Aires SA, Class B (ADR) (1)                              4,352,313       88,134        .57
Banco Frances del Rio de la Plata SA                                                 743,100        4,831
Banco Frances del Rio de la Plata SA (ADR)                                         1,090,439       20,718        .14
Banco Frances del Rio de la Plata SA,rights expire July 2, 1999 (2)                  743,100            1
Banco Rio de la Plata SA, Class B (ADR)                                            4,965,500       47,172        .26
BI SA (acquired 10/21/93, cost: $5,755,000) (1), (3)                               6,130,000        6,387        .04
CEI Citicorp Holdings SA, Class B (2)                                                120,770          350       -
Disco SA (ADR) (2)                                                                   777,900       12,252        .07
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1), (2), (3)               28,022,311       14,013        .08
IRSA Inversiones y Representaciones SA (1)                                          6,534,903       20,130
IRSA Inversiones y Representaciones SA (GDR) (1)                                      866,986       26,768
IRSA Inversiones y Representaciones SA 4.50% convertible
 bond August 2, 2003 (acquired 5/28/97, cost: $3,962,000) (1), (3)                 $3,400,000         3,672       .28
Nortel Inversora SA, Class A, preferred (ADR)                                         714,550        8,675
 (acquired 11/24/92, cost: $5,002,000) (3)
Nortel Inversora SA, Class B, prefeered (ADR)                                       1,712,140       29,748        .21
Perez Companc SA, Class B                                                           3,842,457       22,097
Perez Companc SA, Class B (ADR)                                                        13,881          160        .12
Quilmes Industrial SA, preferred (ADS)                                              1,950,600       24,139        .13
Telecom Argentina STET - France Telecom SA, Class B                                 2,800,000       15,402
Telecom Argentina STET - France Telecom SA, Class B (ADS)                           5,438,800      145,488        .89
Telefonica de Argentina SA, Class B                                                 4,910,000       15,223
Telefonica de Argentina SA, Class B (ADS)                                           7,840,900      246,008       1.44
                                                                                    ---------- ----------
                                                                                                   766,767       4.23
                                                                                                 ---------- ----------

BOTSWANA - 0.02%
Sechaba Breweries Ltd.                                                              3,053,900        3,482        .02
                                                                                                 ---------- ----------

BRAZIL - 8.31%
Banco Bradesco SA, preferred nominative (ADR)                                       6,066,619       28,816        .16
Banco do Estado de Sao Paulo SA, preferred nominative                             262,092,700       11,186        .06
Banco Itau SA, preferred nominative                                               427,689,500      220,010       1.21
Banco Nacional SA, ordinary nominative (2)                                          2,500,000         -          -
Banco Nacional SA, preferred nominative (2)                                       215,940,814         -          -
Banco Real de Investimento SA, preferred nominative                                 4,674,000        4,360        .02
Bompreco SA Supermercados do Nordeste, preferred nominative (GDR)                     479,000        4,551        .02
Brasmotor SA, preferred nominative                                                 27,624,932        2,185        .01
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary                              943,231        8,725
nominative (ADR)
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B,                            1,470,409       14,520        .13
preferred nominative (ADR)
Centrais Geradoras do Sul do Brasil SA - GERASUL, Class B,                                  1         -          -
preferred nominative (ADR)
Cia. Cervejaria Brahma, ordinary nominative (ADR)                                      11,224           89
Cia. Cervejaria Brahma, preferred nominative (ADR)                                 17,340,906      196,169       1.08
Cia. de Eletricidade do Estado do Rio de Janeiro - CERJ,                       54,454,482,525       13,237        .07
ordinary nominative (2)
Cia. de Tecidos Norte de Minas - COTEMINAS, ordinary nominative (GDR)                 535,000        2,207
Cia. de Tecidos Norte de Minas - COTEMINAS, preferred nominative                   96,994,466        8,115        .06
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                 4,786,375      101,112
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)
(acquired 6/21/96, cost: $8,690,000) (3)                                              418,674        8,844        .60
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative (ADR)               728,133        6,098        .03
Cia. Paulista de Forca e Luz - CPFL                                                77,464,000        4,992        .03
Cia. Vale do Rio Doce, preferred nominative (ADR)                                   3,569,637       70,500        .39
Consorcio Real Brasileiro de Administracao SA, Class F,                             1,414,000          991        .01
preferred nominative
Dixie Toga SA, preferred nominative                                                   328,302           63       -
Embratel Participacoes SA, ordinary nominative (2)                                153,981,900        1,149
Embratel Participacoes SA, preferred nominative (ADR)                               9,298,847      129,022        .72
Empresa Nacional de Commercio Redito SA - Encopar, preferred nominative            25,471,488           22       -
GP Capital Partners, LP (acquired 1/28/94, cost: $18,651,000) (3)                      27,000       10,139        .06
Multicanal Participacoes SA, preferred nominative (ADR)                             1,178,400        5,008        .03
(formerly Globo Cabo) (2)
Petroleo Brasileiro SA - PETROBRAS                                                  2,688,135       40,154        .22
REALPAR Participacoes, Class A, preferred nominative (2)                                3,000            3       -
REAL SA Participacoes e Administracao, Class A, preferred nominative                    3,000            2       -
Sadia SA Industria e Comercio, preferred nominative                                 4,882,000        3,036        .02
SA White Martins, ordinary nominative                                              17,975,766        8,332        .05
Souza Cruz SA, ordinary nominative                                                  2,996,300       21,088        .12
Tele Celular Sul Participacoes SA, ordinary nominative                            171,061,600          254
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                       1,337,405       29,005        .16
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                    25,566,300           25
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)              6,262,317       24,658        .14
Tele Centro Sul Participacoes SA, preferred nominative (ADR)                           13,263          736       -
Telecomunicacoes Brasileiras Holding Co., preferred nominative (ADR)                  641,100       57,819
Telecomunicaoes Brasileiras SA, preferred nominative (ADR) (2)                      2,845,486          178        .32
Telecomunicacoes de Sao Paulo SA - Telesp, ordinary nominative                    151,639,592       12,601
Telecomunicacoes de Sao Paulo SA - Telesp, preferred nominative                   316,928,456       37,623        .28
Telecomunicacoes de Sao Paulo SA - Telesp Celular, ordinary nominative             35,164,592        1,133
Telecomunicacoes de Sao Paulo SA - Telesp Celular, Class B,                       589,923,051       29,379        .17
 preferred nominative
Tele Leste Celular Participacoes SA, ordinary nominative                           25,909,600           12
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                       317,642        9,450        .05
Telemig Celular Participacoes SA, ordinary nominative                              25,909,600           29
Telemig Celular Participacoes SA, preferred nominative (ADR)                          935,493       23,037
Telemig Celular Participacoes SA, Class C preferred nominative (2)                385,195,000        3,430        .15
Tele Nordeste Celular Participacoes SA, ordinary nominative                        25,566,300           22
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                    731,912       19,762        .11
Tele Norte Celular Participacoes SA, ordinary nominative                           25,566,300           14
Tele Norte Celular Participacoes SA, preferred nominative (ADR)                       163,341        4,420        .02
Tele Norte Leste Participacoes SA, ordinary nominative                              5,979,000           55
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                       1,559,117       28,941        .16
Telesp Celular Participacoes SA, ordinary nominative                               25,583,300          137
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                     2,652,838       70,963        .39
Telesp Participacoes SA, ordinary nominative                                        5,114,200           66
Telesp Participacoes SA, preferred nominative (ADR)                                 2,934,269       67,121        .37
TeleSudeste Celular Participacoes SA, ordinary nominative                         171,061,600          474
TeleSudeste Celular Participacoes SA, preferred nominative (ADR)                    1,066,149       30,918        .17
Unibanco - Uniao de Bancos Brasileiros SA, units (GDR)                              5,285,150      127,174        .70
Usinas Siderurgicas de Minas Gerais SA, preferred nominative (ADR)
 (acquired 9/1/93, cost: $7,958,000) (3)                                            1,224,205        3,979        .02
                                                                                   ---------- ----------
                                                                                    1,508,140       8.31
                                                                                              ---------- ----------
CHILE - 3.15%
Antofagasta Holdings PLC                                                            4,836,130       22,179        .12
Compania Cervecerias Unidas SA (ADS)                                                1,845,100       52,816        .29
Compania de Telecomunicaciones de Chile SA (ADR) (1)                               11,082,605      274,294       1.51
Distribucion y Servicio D&S SA (ADR)                                                1,711,500       32,091        .18
Embotelladora Andina SA, Class A, preferred (ADR)                                   3,153,650       63,073
Embotelladora Andina SA, Class B, preferred (ADR)                                   1,968,200       30,015        .51
Empresa Nacional de Electricidad SA (ADR)                                           5,352,134       64,895        .36
Gener SA (ADR)                                                                        248,643        4,413        .02
Linea Aerea Nacional Chile SA (ADS)                                                 1,011,000        7,267        .04
Santa Isabel SA (ADR) (1) (2)                                                       1,154,300       11,687        .06
Sociedad Quimica y Minera de Chile SA, Class A (ADR)                                   15,062          527
Sociedad Quimica y Minera de Chile SA, Class B (ADR)                                  260,500        9,215        .06
                                                                                   ---------- ----------
                                                                                      572,472       3.15
                                                                                              ---------- ----------


CHINA - 0.39%
China Eastern Airlines Corp. Ltd., Class H (2)                                     41,520,000        5,512
China Eastern Airlines Corp. Ltd., Class H (ADR) (2)                                  175,700        2,295        .04
China Resources Beijing Land Ltd.                                                  12,301,600        2,822        .02
China Telecom (Hong Kong) Ltd. (2)                                                    995,900        2,766        .01
Guang Dong Electric Power Development Co. Ltd., Class B                             3,191,448        2,197        .01
Huaneng Power International, Inc., Class N (ADR)                                    1,484,500       25,422        .14
Jiangxi Copper Co. Ltd., Class H                                                   13,697,500        1,801        .01
Ng Fung Hong Ltd.                                                                  32,724,500       27,207        .15
Qingling Motors Co., Ltd., Class H                                                  6,324,200        1,533        .01
                                                                                     ---------- ----------
                                                                                                     71,555       .39
                                                                                                ---------- ----------
REPUBLIC OF CROATIA - 0.55%
PLIVA d.d. (GDR) (1)                                                                6,639,453       99,924        .55
                                                                                     ---------- ----------

CZECH REPUBLIC - 0.62%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                                                  1,169,300       40,341        .22
SPT TELECOM, a.s. (2)                                                               4,516,440       73,234        .40
                                                                                     ---------- ----------
                                                                                                   113,575        .62
                                                                                                ---------- ----------


ECUADOR - 0.00%
La Cemento Nacional SA (GDR)                                                            2,376          166       -
                                                                                     ---------- ----------


EGYPT - 0.08%
AL-Ahram Beverages Co. (GDR) (1), (2)     ,                                           520,000       14,872        .08
                                                                                     ---------- ----------

ESTONIA - 0.09%
AS Eesti Telekom (GDR)                                                                838,900       16,652        .09
                                                                                     ---------- ----------

GHANA - 0.11%
Ashanti Goldfields Co. Ltd.                                                           698,714        4,839
Ashanti Goldfields Co. Ltd. (GDR)                                                     170,747        1,185
Ashanti Goldfields Co. Ltd. 5.50% exchangeable note March 15, 2003                $15,970,000       13,255        .11
                                                                                     ---------- ----------
                                                                                                    19,279        .11
                                                                                                ---------- ----------


GREECE - 1.51%
Alpha Credit Bank (2)                                                                 447,300       28,811        .16
Aluminium de Grece SAIC (1)                                                         1,132,620       44,743        .25
Ergobank SA                                                                           136,217       14,566        .08
Hellenic Bottling Co. SA                                                            6,110,090      147,537        .81
Stet Hellas Telecommunications SA (ADR) (2)                                         1,446,950       32,376        .18
Titan Cement Co. SA                                                                    66,644        6,132        .03
                                                                                   ---------- ----------
                                                                                                   274,165       1.51
                                                                                              ---------- ----------


HONG KONG - 0.72%
China-Hongkong Photo Products Holdings Ltd.                                        12,491,900        1,997        .01
China Resources Enterprise, Ltd.                                                   35,267,300       62,278        .35
Legend Holdings Ltd.                                                               68,379,100       65,664        .36
                                                                                   ---------- ----------
                                                                                                   129,939        .72
                                                                                              ---------- ----------



HUNGARY - 2.25%
Gedeon Richter Ltd.                                                                   926,500       40,308        .23
Graboplast Textil- es Muborgyarto Rt                                                  141,200          846       -
Magyar Tavkozlesi Rt.                                                              32,850,650      177,615
Magyar Tavkozlesi Rt. (ADR)                                                         1,411,000       38,803       1.19
Mezogep (2)                                                                           268,700        2,438        .01
MOL Magyar Olaj- es Gazipari Rt. (GDR) (1)                                          6,174,690      148,722        .82
 .                                                                                  ---------- ----------
                                                                                                   408,732       2.25
                                                                                              ---------- ----------
INDIA - 5.53%
Asea Brown Boveri Ltd.                                                              1,114,500        9,135        .05
Asian Paints (India) Ltd.                                                             544,600        3,908        .02
Bajaj Auto Ltd.                                                                     4,808,150       60,060
Bajaj Auto Ltd. (GDR)                                                                 441,800        7,334        .37
Bharat Petroleum Corp. Ltd.                                                         4,869,350       29,569        .16
Cadbury India                                                                         9,000          159       -
Carrier Aircon Ltd.                                                                   911,500        4,634        .03
Castrol India Ltd.                                                                  4,329,200       41,583        .23
Credit Rating Information Services of India                                            15,000          177       -
Cummins India Ltd.                                                                  1,850,000       18,069        .10
Digital Equipment (India) Ltd.                                                         40,000          395       -
East India Hotels Ltd.                                                                869,065        4,214        .02
Essar Steel Ltd. (2)                                                                      300         -          -
Flex Industries Ltd.                                                                  260,480           60
Flex Industries Ltd., warrants, expire November 23, 1999 (2)                          116,210         -          -
Hindalco Industries Ltd.                                                              564,945        8,205        .05
Hindustan Lever Ltd.                                                                3,215,600      176,706        .97
Hindustan Petroleum Corp. Ltd.                                                      2,536,300       14,553        .08
Housing Development Finance Corp. Ltd .                                               294,300       15,099        .08
Indian Aluminium Co., Ltd.                                                            776,520        1,112        .01
Indian Rayon and Industries Ltd.                                                      943,875        3,073
Indian Rayon and Industries Ltd. (GDR) (2)                                            384,200        1,335        .03
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                      2,155,200        2,632
Indo Gulf Fertilisers and Chemicals Corp. Ltd. (GDR)                                1,770,900        2,037        .03
Industrial Credit and Investment Corp. of India Ltd.                                    1,330            2       -
Infosys Technologies Ltd.                                                           1,201,350      100,690        .56
Ispat Industries Ltd. 3.00% convertible Eurobond April 1, 2001                     $4,624,000           971
Ispat Industries Ltd. 3.00% convertible bond April 1, 2001
(acquired 3/1/94, cost: $6,300,000) (3)                                            $6,375,000         1,339        .01
I.T.C. Ltd.                                                                           176,147        4,438        .02
LML Ltd.                                                                                5,800            7       -
Madras Cements Ltd.                                                                    22,000        2,313        .01
Mahanagar Telephone Nigam Ltd. (1), (2)                                            30,722,400      131,941
Mahanagar Telephone Nigam Ltd. (GDR) (1)                                              895,100        9,085        .78
Mahindra & Mahindra Ltd.                                                            2,658,516       15,469
Mahindra & Mahindra Ltd. (GDR)                                                        997,333        6,832
Mahindra & Mahindra Ltd. 5.00% convertible bond July 9, 2001
(acquired 7/3/96, cost: $5,953,000) (3)                                            $5,954,000         5,686        .15
Master Gain Scheme (2)                                                                 76,000           20       -
Max India Ltd. (2)                                                                    304,497         1064
Max India Ltd. 12.50% nonconvertible debenture March 2, 2004 (2)                    INR41,957           203        .01
Motor Industries Co. Ltd. (1)                                                         201,855       18,592        .10
Nicholas Piramal India Ltd. (1)                                                     1,885,700       13,236        .07
Niko Resources Ltd.                                                                 1,000,000        3,734        .02
Ranbaxy Laboratories Ltd.                                                           2,335,900       35,381
Ranbaxy Laboratories Ltd. (GDR)                                                     1,419,200       23,771        .33
Raymond Woollen Mills Ltd.                                                                200         -          -
Reliance Industries Ltd.                                                           23,620,035       96,394
Reliance Industries Ltd. (GDR)                                                        667,150        6,738        .57
Tata Engineering and Locomotive Co. Ltd.                                               77,400          367       -
Tata Infotech Ltd.                                                                    205,000        5,026        .03
United Phosphorus Ltd.                                                                479,750        1,263
United Phosphorus Ltd. (GDR)                                                          263,864          633        .01
Videsh Sanchar Nigam Ltd.                                                           1,906,864       40,066
Videsh Sanchar Nigam Ltd. (GDR)                                                     3,122,600       39,735        .44
Zee Telefilms Ltd. (1), (2)                                                         1,017,200       34,173        .19
                                                                                    ---------- ----------
                                                                                    1,003,218       5.53
                                                                                               ---------- ----------

INDONESIA - 2.83%
APP Finance (VII) Mauritius Ltd. 3.50% convertible bond April 30, 2003
 (acquired 4/23/98, cost: $6,180,000) (3)                                          $6,180,000         4,589        .02
Asia Pacific Resources International Holdings Ltd., Class A (2)                     1,179,269        1,400        .01
Asia Pulp & Paper Co. Ltd (ADR) (2)                                                 8,422,300       81,065
Asia Pulp & Paper Co. Ltd. (ADR) warrants, expire July 27, 2000 (2)                   548,860        1,441        .45
PT Astra International (2)                                                        113,893,800       52,375        .29
Gulf Indonesia Resources Ltd. (2)                                                   2,686,200       30,891        .17
PT Hanjaya Mandala Sampoerna Tbk (2)                                               37,812,500       87,217        .48
PT Indah Kiat Pulp & Paper Corp. Tbk (2)                                          178,106,100       83,203        .46
PT Indofood Sukses Makmur Tbk (2)                                                  83,552,900      114,657        .63
PT Indo-Rama Synthetics (1), (2)                                                   35,611,400        7,798        .04
PT Inti Indorayon Utama  Tbk (2)                                                            1         -          -
PT Pabrik Kertas Tjiwi Kimia (2)                                                   11,653,272        4,508
PT Pabrik Kertas Tjiwi Kimia, warrants, expire July 15, 2002 (2)                      410,175          100        .03
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                        3,174,500        6,117
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (ADR)                  1,710,830       33,361        .22
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia, Class B                 6,224,040        3,634
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia, Class B (ADR)              84,564        1,052        .03
                                                                                      ---------- ----------
                                                                                                   513,408       2.83
                                                                                                 ---------- ----------

ISRAEL - 1.78%
Bank Hapoalim Ltd.                                                                 15,791,100       40,588        .22
Bank Leumi le-Israel B.M. (2)                                                      66,226,500      125,394        .69
ECI Telecom Ltd.                                                                    1,584,000       52,569        .29
First International Bank of Israel Ltd.- (1)                                        2,967,783        3,603
First International Bank of Israel Ltd.- (5)                                        1,469,600        9,191        .07
Koor Industries Ltd.                                                                  185,000       21,371        .12
Matav-Cable Systems Media Ltd. (2)                                                    359,800        7,818
Matav-Cable Systems Media Ltd. (ADS)                                                  168,400        7,494        .09
Orbotech Ltd. (1) (2)                                                                 739,000       38,520        .21
Sapiens International Corp. NV (1) (2)                                              1,617,000       16,069        .09
                                                                                    ---------- ----------
                                                                                      322,617       1.78
                                                                                               ---------- ----------
KAZAKHSTAN - 0.01%
JSC Kazkommertsbank (ADR)
 (acquired 9/10/97, cost: $4,024,000) (2), (3)                                        154,000        1,254        .01
                                                                                    ---------- ----------
KENYA - 0.00%
Kenya Commercial Bank Ltd.                                                            768,000          485       -
                                                                                    ---------- ----------

MALAYSIA - 2.19%
Amway (Malaysia) Holdings Bhd.                                                      1,721,200        3,963        .02
Commerce Asset-Holding Bhd.                                                        22,559,000       55,804        .31
Edaran Otomobil Nasional Bhd.                                                         183,000          684       -
Guinness Anchor Bhd.                                                                7,028,000        7,731        .04
Hap Seng Consolidated Bhd.                                                         13,566,100        8,425        .05
Hong Leong Credit Bhd.                                                              1,833,600        2,654
Hong Leong Credit Bhd., warrants, expire December 27, 2001 (2)                        174,400           77        .02
IJM Corp. Bhd.                                                                     12,127,714       10,532        .06
IOI Corp. Bhd.                                                                     25,909,500       16,432        .09
Leader Universal Holdings Bhd. (2)                                                  8,535,000        3,571        .02
Malayan Banking Bhd.                                                               15,704,800       47,114        .26
Malaysian Pacific Industries Bhd.                                                   2,132,800        5,949        .03
Nestle (Malaysia) Sdn. Bhd.                                                         5,548,100       21,900        .12
Oriental Holdings Bhd.                                                              4,641,820       12,704        .07
PPB Oil Palms Bhd.                                                                  5,588,800        3,544        .02
Road Builder (M) Holdings Bhd.                                                      2,944,000        5,656        .03
Rothmans of Pall Mall (Malaysia) Bhd.                                               3,273,500       24,767        .14
Sime Darby Bhd.                                                                    29,595,000       38,785        .21
Sime UEP Properties Bhd.                                                            3,461,700        4,446        .02
Star Publications (Malaysia) Bhd.                                                   2,365,000        5,601        .03
Tan Chong Motor Holdings Bhd.                                                       4,937,000        2,884        .02
Telekom Malaysia Bhd.                                                              11,515,000       43,030        .24
UMW Holdings Bhd.                                                                   6,475,859       14,571
UMW Holdings Bhd., warrants, expire January 26, 2000 (2)                              574,819          502        .08
YTL Corp. Bhd.                                                                     25,145,900       52,939        .29
YTL Power International Bhd.                                                        3,152,000        3,019        .02
                                                                                     ---------- ----------
                                                                                                   397,284       2.19
                                                                                                ---------- ----------
MAURITIUS - 0.04%
State Bank of Mauritius                                                            10,927,000        7,169        .04
                                                                                                ---------- ----------

MEXICO - 13.79%
Apasco, SA de CV                                                                   11,396,645       74,911        .41
Carso Global Telecom, SA de CV                                                      6,095,300       38,703        .21
Cemex, SA de CV, Class A                                                            2,139,762       10,628
Cemex, SA de CV, Class B                                                           19,958,451       99,134
Cemex, SA de CV, Class B (ADR)                                                      2,372,100       23,128
Cemex, SA de CV, ordinary participation certificates                               16,942,012       83,701
Cemex, SA de CV, ordinary participation certificates (ADR)                          1,246,265       12,151       1.26
Cifra, SA de CV, Class C (2)                                                       48,679,034       89,364
Cifra, SA de CV, Class V (2)                                                      111,495,853      217,489
Cifra, SA de CV, Class V (ADR) (2)                                                  1,701,643       33,182       1.88
Coca-Cola FEMSA, SA de CV, Class L (ADR) (2)                                        1,796,300       34,803        .19
Consorcio International Hospital, SA de CV, convertible preferred
 (acquired 9/25/97, cost: $4,827,000) (2), (3)                                        $23,970        5,393        .03
Controladora Comercial Mexicana, SA de CV Units                                    28,122,870       29,612        .16
Grupo Carso, SA de CV, Class A, ordinary participation certificates                 1,828,100        8,507        .05
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                             1,956,254        4,786
Grupo Financiero Banamex Accival, SA de CV, Class O (2)                             2,900,000        7,372
Grupo Financiero Banamex Accival, SA de CV 7.00%                                     $103,000           102
convertible Eurobond December 15, 1999
Grupo Financiero Banamex Accival, SA de CV 11.00%
convertible bond July 15, 2003
 (acquired 7/12/96, cost: $356,000) (3)                                              $371,000          365        .07
Grupo Financiero Bancomer, SA de CV, Class O (2)                                   37,100,000       13,495
Grupo Financiero Bancomer, SA de CV, Series L2, 26.64%                           MXN5,750,000           612        .08
convertible subordinated debentures May 16, 2002
Grupo Financiero BBV Probursa, SA de CV, Class B (2)                               63,464,331        8,505        .05
Grupo Industrial Emprex, Class B                                                    7,544,600       30,252
Grupo Industrial Emprex, Class B (ADR)                                              3,798,040      151,447       1.00
Grupo Industrial Maseca, SA de CV, Class B (ADR)                                      740,200        6,616        .04
Grupo Mexico, SA de CV, Class B                                                     4,886,800       20,817        .11
Grupo Televisa, SA, ordinary participation certificates (2)                           295,000        6,624
Grupo Televisa, SA, ordinary participation certificates (ADR) (2)                   5,818,099      260,724       1.47
Kimberly-Clark de Mexico, SA de CV, Class A                                        42,726,400      176,095        .97
ordinary participation certificates
Pepsi-Gemex, SA de CV, ordinary participation certificates (GDR) (2)                1,176,800       10,738        .06
Telefonos de Mexico, SA de CV, Class A                                              9,137,500       36,494
Telefonos de Mexico, SA de CV, Class A (ADR)                                           71,000          284
Telefonos de Mexico, SA de CV, Class L                                             13,706,250       55,105
Telefonos de Mexico, SA de CV, Class L (ADR)                                       11,610,475      938,272       5.68
TV Azteca, SA de CV (ADR) (2)                                                       2,385,300       12,374        .07
                                                                                   ---------- ----------
                                                                                                  2,501,785      13.79
                                                                                              ---------- ----------


MOROCCO - 0.17%
Banque Commerciale du Maroc                                                            35,443        3,594        .02
Cimenterie de l'Oriental, Class A                                                     100,641       10,275        .06
ONA SA                                                                                 56,000        6,108        .03
Societe des Brasseries du Maroc                                                        23,432        5,251        .03
Wafabank, Class A                                                                      58,000        5,991        .03
                                                                                    ---------- ----------
                                                                                                    31,219       .17
                                                                                               ---------- ----------


NIGERIA - 0.04%
United Bank for Africa (GDR) (1)                                                      425,000        7,515        .04
                                                                                               ---------- ----------

PAKISTAN - 0.06%
Chakwal Cement Co. Ltd. (GDR) (2)                                                     891,111         -          -
Engro Chemical Pakistan Ltd.                                                        3,010,668        4,234        .02
Hub Power Co. Ltd. (GDR) (2)                                                          553,328        3,043        .02
Pakistan Telecommunication Corp. (GDR)                                                104,400        3,550        .02
                                                                                                ---------- ----------
                                                                                                    10,827       .06
                                                                                                ---------- ----------



PERU - 1.07%
Banco Continental                                                                  12,533,937        6,359        .04
Cementos Lima SA                                                                      683,611       10,569        .06
Compania de Minas Buenaventura SA, Class B                                            995,485        7,621
Compania de Minas Buenaventura SA, Class B (ADR)                                    1,264,502       19,363        .15
Credicorp Ltd. (1)                                                                  6,673,760       73,411        .40
Minsur SA-Trabajo                                                                   3,752,622        7,999        .04
Ontario-Quinta (acquired 8/15/94, cost: $7,413,000) (3)                             7,224,130        6,754        .04
Telefonica del Peru SA, Class B (ADS)                                               4,047,400       61,217        .34
                                                                                   ---------- ----------
                                                                                                   193,293       1.07
                                                                                              ---------- ----------


PHILIPPINES - 2.31%
Ayala Corp.                                                                       127,385,112       41,903
Ayala Corp., Class B (GDS)                                                          1,390,435         4032        .25
Ayala Land, Inc.                                                                  175,115,433       55,299
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                         PHP260,000,000         5,474        .34
Bacnotan Consolidated Industries, Inc.                                              1,134,200          597
Bacnotan Consolidated Industries, Inc. 5.50%                                         $298,000           113
convertible Eurobond June 21, 2004
Bacnotan Consolidated Industries, Inc. 5.50%
convertible bond June 21, 2004
 (aquired 2/8/94, cost: $4,488,000) (3)                                            $4,500,000         1,710       0.01
Bank of the Philippine Islands                                                     16,179,490       57,905        .32
Bayan Telecommunications Holdings Corp. (acquired                                     933,940        2,458
2/12/98, cost: $1,595,000) (2), (3)
Bayan Telecommunications Holdings Corp., Class A
 (acquired 2/12/98, cost: $2,385,000) (2), (3)                                         24,335           64
Bayan Telecommunications Holdings Corp., Class B
 (acquired 2/12/98, cost: $61,000) (2), (3)                                             7,946           21
Bayan Telecommunications Holdings Corp., convertible preferred
 (acquired 12/22/97, cost: $9,000,000) (2), (3)                                       180,000        9,000        .06
Benpres Holdings Corp. (2)                                                         46,425,300       10,995
Benpres Holdings Corp. (GDR) (2)                                                    6,758,294       31,426        .23
Fortune Cement Corp. (2)                                                           19,950,000          840       -
Hi Cement Corp. (1)                                                                99,155,900         4905
Hi Cement Corp., convertible bond May 27,2000 (1)                               PHP33,051,900           870        .03
International Container Terminal Services, Inc. (2)                                19,533,588        2,545
International Container Terminal Services, Inc. 6.00% convertible bond
 February 19,2000 (acquired 2/18/93, cost: $4,000,000) (3)                         $4,000,000         3,600       .03
JG Summit Holdings, Inc., Class B (2)                                               7,716,300          853
JG Summit Holdings, Inc. 3.50% convertible bond December 23, 2003
 (acquired 12/9/93, cost: $5,727,000) (3)                                          $5,727,000         4,267        .03
Manila Electric Co., Class A (GDR) (2)                                                854,848       10,995
Manila Electric Co., Class B                                                        2,023,584        7,296        .10
Metropolitan Bank and Trust Co.                                                       373,680        3,737        .02
Philippine Airlines Inc. (2)                                                       53,811,256         -          -
Philippine Long Distance Telephone Co., ordinary                                      245,590        7,497
Philippine Long Distance Telephone Co., ordinary (ADS)                              2,697,916       81,275
Philippine Long Distance Telephone Co., convertible                                    95,200        4,950        .52
preferred, Series III (GDS)
PR Holdings, Inc., subscription rights (acquired                                    2,236,600         -          -
7/8/92, cost: $9,835,000) (2), (3)
San Miguel Corp., Class B                                                          18,898,607       41,279        .23
SM Prime Holdings, Inc.                                                            78,177,100       17,693        .10
Southeast Asia Cement Holdings, Inc. (2)                                            4,086,108           59       -
Universal Robina Corp.                                                             30,222,000        6,442        .04
                                                                                    ---------- ----------
                                                                                                   420,100       2.31
                                                                                               ---------- ----------

POLAND - 2.06%
@Entertainment Inc. (2)                                                              274,000        5,138        .03
Bank Handlowy w Warszawie SA                                                       1,457,496       20,243
Bank Handlowy w Warszawie SA (GDR) (2)                                               756,121       11,985        .18
Bank Rozwoju Eksportu SA                                                           1,159,437       36,491        .20
Elektrim SA (1)                                                                    5,080,325       71,855
Elektrim SA 2.00% convertible bond May 30, 2004 (1)                            DEM10,990,000         8,048
Elektrim SA 3.75% convertible bond July 2, 2004 (1)                            EUR51,975,000        53,421        .73
EXBUD SA (1), (2)                                                                    646,154        5,039
EXBUD SA, (ADR) (1), (2)                                                             397,630        3,131        .05
KGHM Polska Miedz SA (1), (2)                                                      2,000,000       12,589
KGHM Polska Miedz SA (GDR) (1), (2)                                                5,581,800       75,354        .48
Polifarb Cieszyn-Wroclaw                                                           1,967,667        3,811        .02
Telekomunikacja Polska SA (GDR) (2)                                                9,315,700       66,374        .37
                                                                                  ---------- ----------
                                                                                                  373,479       2.06
                                                                                             ---------- ----------


PORTUGAL - 0.15%
TELECEL- Comunicacoes Pessoais, SA                                                   208,600       26,868        .15
TVI - Televisao Independente, SA, nonvoting preferred (2)                                 52         -          -
                                                                                 ---------- ----------
                                                                                                   26,868       .15
                                                                                             ---------- ----------


RUSSIAN FEDERATION - 1.97%
AO Mosenergo Power Generation and Electrification Amalgamation (ADS)               4,015,300       17,989        .10
AO Torgovy Dom Gum (Russian Depositary Trust Certificate) (2)                      1,350,000        2,079        .01
Avalon Oil PLC (1), (2)                                                            5,068,000          399       -
Global Tele-Systems Ltd. (acquired 2/2/96, cost: less than $1,000) (2)               262,963       21,300        .12
Irkutskenergo (ADR)                                                                1,320,000        6,665        .04
JSC Moscow City Telephone Network (MGTS) (2)                                          60,150        8,421        .05
Kamaz (2)                                                                          4,345,000          500       -
Lenenergo (2)                                                                     28,336,800        1,417        .01
Lukinter Finance BV 3.50% convertible bond May 6, 2002                           $16,128,000       11,773       .07
LUKoil  Holding (ADR)                                                              4,557,420      180,474
LUKoil Holding, preferred (ADR)                                                       84,300          607        .99
New Century Capital Partners, LP (acquired 12/7/95,                                5,256,300         2750        .02
 cost:$5,492,000) (2), (3), (4)
Nizhny Novgorod Sviazinform (2)                                                      780,000          780
Nizhny Novgorod Sviazinform (ADR) (2)                                              1,110,000        2,059        .02
RAO Gazprom (ADR) (2)                                                              1,606,630       18,075
RAO Gazprom (ADR)  (acquired 10/21/96, cost: $38,674,000) (2), (3)                 2,322,800       26,132        .24
Russian Telecommunications Development Corp. (1), (2)
(acquired 12/22/93, cost: $3,800,000) (2), (3)                                       380,000         -          -
Russian Telecommunications Development Corp., nonvoting (1), (2)
 (acquired 12/22/93, cost: $6,200,000) (2), (3)                                      620,000         -          -
St. Petersburg Telephone Network JSC (2)                                          12,913,020        7,748        .04
StoryFirst Communications Inc., Class B senior convertible preferred
 (acquired 10/14/97, cost: $14,848,000) (1), (2), (3)                                 10,383         3,115        .02
Unified Energy System of Russia                                                  489,784,700       42,856
Unified Energy System of Russia (GDR)                                                155,000        1,434        .24
Xavier Corp. (1), (2)                                                              1,350,000           -        -
                                                                                  ---------- ----------
                                                                                                  356,573       1.97
                                                                                             ---------- ----------


SLOVAKIA - 0.03%
VSZ, AS (1)                                                                        1,146,027        4,703        .03
                                                                                  ---------- ----------
SOUTH AFRICA - 5.44%
African Oxygen Ltd.                                                                4,256,451        6,209        .03
Bidvest Group Ltd.                                                                 2,943,799       24,594        .14
Coronation Holdings Ltd. (1), (2)                                                    565,100       11,990
Coronation Holdings Ltd.,Class N, (2)                                              4,462,204       93,050        .58
Edgars Stores Ltd.                                                                       239            2       -
Energy Africa Ltd. (2)                                                             3,341,300        5,677        .03
Gencor Ltd.                                                                        8,456,800       23,270        .13
Hudaco Industries Ltd.                                                             1,472,200        1,952        .01
International Pepsi-Cola Bottler Investments (acquired                                17,784          728       -
12/18/95, cost: $1,678,000) (2), (3)
Iscor Ltd. (1)                                                                   171,034,668       53,584        .30
JD Group Ltd.                                                                      3,081,246       18,847        .10
M-Web Holdings Ltd. (2)                                                            2,216,400        9,185        .05
Metro Cash and Carry Ltd. (1)                                                     90,755,003       75,219        .42
Nasionale Pers Beperk, Class N (1)                                                10,947,300       65,781        .36
Rembrandt Group Ltd.                                                               8,398,300       70,024        .39
Sage Group Ltd.                                                                    1,678,666        5,078        .03
Sasol Ltd. (1)                                                                    35,131,304      250,701       1.38
South Africa Capital Growth Fund, LP, Class A
 (acquired 8/25/95, cost: $1,768,000) (2), (3),(4)                                     2,180        1,870
South Africa Capital Growth Fund, LP, Class D
 (acquired 8/25/95, cost: $10,867,000) (2),(3),(4)                                    13,650       11,711        .07
South African Breweries Ltd. (2)                                                  26,162,073      227,243       1.25
South African Private Equity Fund III, LP  (acquired 9/23/98,                         30,333       30,333        .17
cost: $30,333,000) (1), (2), (3), (4)
                                                                                  ---------- ----------
                                                                                                  987,048       5.44
                                                                                             ---------- ----------

SOUTH KOREA - 7.95%
Anam Industrial Co. Ltd. (2)                                                         493,181        3,401        .02
Daewoo Securities Co., Ltd., ordinary                                                719,212       13,980        .08
Hansol Paper Co., Ltd.                                                               912,205       14,501        .08
Hyundai Motor Co.                                                                  1,976,035       46,861
Hyundai Motor Co., nonvoting preferred (GDR)                                         967,670        5,541        .29
Keumkang Ltd. (1), (2)                                                               370,900       23,392        .13
Korea Telecom Corp. (ADS) (2)                                                      1,993,500       79,740        .44
Korea Zinc Co. Ltd.                                                                1,171,512       35,424        .20
LG Electronics Inc.                                                                1,851,500       51,186
LG Electronics Inc., nonvoting preferred (GDR)                                       216,150        1,367        .29
LG Semicon Co., Ltd.                                                                 177,598        1,280        .01
Mirae Corp.                                                                          130,527          592       -
Pohang Iron & Steel Co., Ltd.                                                      1,746,615      208,794
Pohang Iron & Steel Co., Ltd. (ADR)                                                1,411,940       47,476       1.41
Samsung Display Devices (1)                                                        2,438,506      132,722
Samsung Display Devices (GDR) (1), (2)                                             2,301,000       29,280
Samsung Display Devices 0.50% convertible Eurobond April 12, 2002 (1)               $770,000           993        .90
Samsung Electronics Co., Ltd.                                                      3,371,167      369,882
Samsung Electronics Co., Ltd. (GDS)                                                3,173,098      170,713
Samsung Electronics Co., Ltd., nonvoting preferred                                   114,143        6,360
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                             518,058       14,117       3.09
Samsung Fire & Marine Insurance                                                       34,670       24,411        .13
Seoul Asia Index Trust (International Depositary Receipts)                                80          272       -
Shinhan Bank (2)                                                                   1,153,740       12,958        .07
SK Telecom Co., Ltd.                                                                  42,402       57,348
SK Telecom Co., Ltd. (ADR)                                                         4,895,145       83,217
SK Telecom Co., Ltd., rights expire July 23, 1999 (2)                                 10,941        5,752        .81
                                                                                    ---------- ----------
                                                                                                    1,441,560       7.95
                                                                                               ---------- ----------

SRI LANKA - 0.02%
Asian Hotels Corp. Ltd. (2)                                                       7,335,000          513        .00
Development Finance Corp. of Ceylon (1)                                           1,788,861        2,477        .01
National Development Bank of Sri Lanka                                            1,296,600        1,577        .01
                                                                                   ---------- ----------
                                                                                                   4,567        .02
                                                                                              ---------- ----------
TAIWAN - 10.90%
Acer Peripherals Inc.                                                             5,960,916       14,768        .08
Advanced Semiconductor Engineering, Inc. (2)                                     73,787,765      249,082
Advanced Semiconductor Engineering, Inc. (GDR) (2)                                  918,790       20,282       1.49
ASE Test Ltd. (2)                                                                 3,832,000       82,388        .45
Asia Cement Corp.                                                                11,629,048       10,444        .06
Asia Corporate Partners Fund, Class B
 (acquired 3/12/96, cost: $19,965,000) (2), (3), (4)                                 40,000       20,032        .11
Asustek Computer Inc.                                                            39,323,904      443,292
Asustek Computer Inc. (GDR)                                                       3,750,699       54,010       2.74
Cathay Construction Co. Ltd.                                                      6,207,620        3,384        .02
China Steel Corp.                                                                 8,400,000        6,347        .03
CMC Magnetics Corp.(2)                                                           45,060,400      206,533       1.14
Compal Electronics Inc.                                                           4,786,904       18,827        .10
Primax Electronics Ltd. (1) (2)                                                  12,319,703       17,551        .10
Seres Capital (Cayman Islands)(acquired 3/12/96, cost:                                    2           62
$25,000) (1), (2), (3)
Seres Capital (Cayman Islands), nonvoting (acquired                                       8          312       -
3/12/96, cost: $125,000) (1), (2), (3)
Taiwan Semiconductor Manufacturing Co. Ltd. (2)                                 194,665,291      744,539
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (2)                             2,346,160       79,769       4.54
Wus Printed Circuit Co., Ltd. (2)                                                 3,231,430        7,706        .04
                                                                                  ---------- ----------
                                                                                               1,979,328      10.90
                                                                                             ---------- ----------



THAILAND - 0.91%
Charoen Pokphand Feedmill PCL (2)                                                 1,266,890        2,063        .01
Dusit Thani PCL (2)                                                                 990,000        1,128        .01
Electricity Generating Authority of Thailand                                     11,540,947       22,080        .12
Post Publishing PCL (1)                                                           2,525,000        3,426        .02
PTT Exploration and Production PCL (2)                                            6,121,500       46,846        .26
Serm Suk PCL                                                                        210,166        1,112
Serm Suk PCL, local registered                                                       64,960          301        .01
Siam City Cement PCL (2)                                                          7,601,463       31,355        .17
Siam Commercial Bank PCL (1) (2)                                                  1,109,466        1,535
Siam Commercial Bank PCL, warrants, expire May 10, 2002 (1), (2)                 11,568,800        7,456
Siam Commercial Bank PCL, warrants, expire June 22, 2004 (1), (2)                   277,366         -
Siam Commercial Bank PCL 5.25% convertible preferred May, 2009 (1), (2)          33,229,200       47,342        .31
Wattachak PCL 3.50% convertible bond December 6, 2003                            $6,400,000          -          -
                                                                                 ---------- ----------
                                                                                                 164,644        .91
                                                                                            ---------- ----------


TURKEY - 5.13%
Adana Cimento Sanayii TAS, Class A                                              490,794,129        7,796
Adana Cimento Sanayii TAS, Class C                                              168,549,570          352        .04
Akbank Turk AS                                                                3,012,000,000       44,272        .24
Aktas Elektrik Ticaret AS                                                        48,349,118        8,367        .05
Ege Biracilik ve Malt Sanayii AS                                                248,615,938       18,566        .10
Erciyas Biracilik ve Malt Sanayii AS (1)                                        718,942,600       16,533        .09
Eregli Demir ve Celik Fabrikalari TAS (1), (2)                                3,207,760,000       44,868        .25
Koc Holding AS                                                                  711,433,076       44,695        .25
Migros Turk TAS (1)                                                              70,262,162       87,451        .48
Nergis Holding AS (1), (2)                                                      201,128,000          844       -
Netas, Northern Electric Telekomunikasyon AS                                    177,175,960        3,738        .02
Petrol Ofisi AS                                                                 241,004,837       85,704        .47
Trakya Cam Sanayii AS (1)                                                     1,067,071,517        8,348        .05
Turk Dis Ticaret Bankasi AS (2)                                                  65,630,000          284       -
Turkiye Garanti Bankasi AS (2)                                               10,974,688,280       81,957        .45
Turkiye Is Bankasi AS, Class C                                               12,990,819,048      230,983       1.27
Turkiye Is Bankasi AS (GDR) (2)                                                     159,000          282       -
Turkiye Sise ve Cam Fabrikalari AS (1)                                        2,755,282,735       25,475        .14
Yapi ve Kredi Bankasi AS (1) (2)                                             15,287,179,623      221,076       1.22
Yapi ve Kredi Koray AS, Class B (1),(2)                                         302,600,000        1,309        .01

                                                                                 ---------- ----------
                                                                                                 932,900       5.13
                                                                                            ---------- ----------



UKRAINE - 0.01%
JKX Oil & Gas PLC (1) (2)                                                         5,230,233          865
JKX Oil & Gas PLC 7.00% convertible bond June 30, 2001
 (acquired 6/6/96, cost: $2,000,000) (1), (3)                                    $2,000,000          340        .01
                                                                                 ---------- ----------
                                                                                                    1,205        .01
                                                                                            ---------- ----------


VENEZUELA - 0.45%
Compania Anonima Nacional Telefonos de Venezuela -                                2,979,300       81,186        .45
CANTV, Class D (ADR) (1)                                                                     ---------- ----------
                                                                                                  81,186        .45
                                                                                             ---------- ----------


VIETNAM - 0.01%
Vietnam Frontier Fund (acquired 7/21/94, cost:                                      222,610          779       -
$2,293,000)  (2), (3)
Vietnam Investment Fund, ordinary, units (acquired 8/4/94,                                6         -
 cost: less than $1,000)  (2), (3), (4)
Vietnam Investment Fund, preferred, units (acquired                                      30        1,631        .01
 8/4/94, cost: $3,206,000)  (2), (3), (4)
                                                                                   ---------- ----------
                                                                                                   2,410        .01
                                                                                              ---------- ----------

MULTINATIONAL - 2.56%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (2), (3)                           3,250,000        1,229        .01
Argosy Minerals Inc. (formerly Argosy Mining Corp.) (2)                             254,677           21       -
Armada Gold Corp. (2)                                                             3,264,000           89
Armada Gold Corp. 10.00% convertible bond July 8, 2004                           CAD800,000            22       -
Asia Pacific Resources International Holdings Ltd. (1), (2)                       3,024,800        5,442        .03
Billiton PLC                                                                     35,577,300      121,811        .67
Black Swan Gold Mines Ltd. (2)                                                    2,275,000          371       -
Capital International Global Emerging Markets Private Equity Fund, L.P.
 (acquired 6/30/99, cost: $56,572,000) (3), (4)                                      56,000       61,306        .34
Cie. Financiere pour l'Europe Centrale SA (GDR) (2)                                  82,995          588       -
Coca-Cola Beverages PLC (2)                                                      11,908,480       25,337        .14
DiamondWorks Ltd. (2)                                                             3,966,000          471
DiamondWorks Ltd. warrants, expire July 15, 1999 (2)                              1,000,000         -          -
Freeport-McMoRan Copper & Gold Inc., Class A                                         91,900        1,539        .01
Genting International PLC (2)                                                           300         -          -
Glencar Mining PLC (2)                                                              519,735          238       -
Goldbelt Resources Ltd. (2)                                                         766,372           16       -
Kimberley Resources Ltd. (2)                                                        426,221          141       -
MIH Ltd. (1) (2)                                                                  1,064,940       28,221        .16
New Asia East Investment Fund Ltd., Class A (acquired                               293,600        2,911
5/23/96, cost: $2,936,000) (2), (3), (4)
New Asia East Investment Fund Ltd., Class B (acquired                             4,006,400       39,719        .24
(acquired cost: $40,064,000) (2), (3), (4)
New Europe East Investment Fund Ltd., Class B (acquired                                 436       36,428        .20
 6/4/93, cost: $33,792,000) (2), (3)
Oliver Gold Corp. (2)                                                                75,795            4       -
Panamerican Beverages, Inc., Class A                                              5,814,700      138,463        .76
                                                                                 ---------- ----------
                                                                                                 464,367       2.56
                                                                                            ---------- ----------

MISCELLANEOUS - 3.28%                                                                       ---------- ----------
Equity securities in initial period of acquisition                                               595,936       3.28
                                                                                            ---------- ----------

TOTAL EQUITY SECURITIES (cost: $13,622,271,000)                                               16,826,668      92.72




BONDS AND NOTES
--------------------------------------------

ARGENTINA - 0.48%
Republic of Argentina:
 8.75% July 10, 2002                                                              ARS4,430         3,622
 11.00% October 9, 2006                                                            $16,225       15,069
 11.375% January 30, 2017                                                           28,795       24,836
 11.75% February 12, 2007                                                        ARS24,830        19,711        .35
Bonos del  Tesoro 8.75% May 9, 2002                                                $18,750       17,024        .09
CEI Citicorp Holdings SA, Series B 11.25% February 14, 2007                      ARS10,575         7,007        .04
                                                                                ---------- ----------
                                                                                    87,269        .48
                                                                                           ---------- ----------

BRAZIL - 1.74%
Federal Republic of Brazil:
 11.625% April 15, 2004                                                               $180          167       -
 Capitalization Bond PIK 8.00% April 15, 2014                                      399,897      260,433       1.44
 Debt Conversion Bond 5.9375% April 15, 2012 (5)                                    28,850       17,419        .10
 MYDFA Trust:
  5.875% September 15, 2007 (acquired 10/2/96, cost: $12,381,000) (3) (5)           14,029        9,645
  5.875% September 15, 2007 (5)                                                      3,920        2,695        .06
 NMB Series EI-L, 5.9375% April 15, 2009 (5)                                         4,600        3,140
 Series EI-L, 5.875% April 15, 2006 (5)                                             20,752       16,212        .11
Brazil Global Bond 10.125% May 15, 2027                                              2,366        1,780        .01
Globo Comunicacoes E Partcipacoes Ltd. 10.625% December 5, 2008                      4,835        3,445        .02
McCaw International, Ltd. (owned by NEXTEL Communications,                             170          105       -
 Inc.) 0%/13.00% April 15, 2007 (6)                                               ---------- ----------
                                                                                                315,041       1.74
                                                                                             ---------- ----------

BULGARIA - 0.02%
Republic of Bulgaria Front Loaded Interest Reduction Bond,
 Series A, 2.50% July 28, 2012 (5)                                                   6,815        4,076        .02


                                                                                  ---------- ----------

CZECH REPUBLIC - 0.00%
Komercni Finance BV 9.00%/10.75% May 15, 2008                                          660          573       -



REPUBLIC OF CROATIA - 0.00%
Croatian Government, Series B, 5.8125% July 31, 2006 (5)                              310          258       -



INDIA - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                                    INR29,929           598       -


INDONESIA - 0.13%
APP International Finance 11.75% October 1, 2005                                     $700          548       -
Indah Kiat International Finance:
 8.875% November 1, 2000                                                               475          419
 10.00% July 1, 2007                                                                10,340        7,160
 11.875% June 15, 2002                                                               4,850        3,941
 12.50% June 15, 2006                                                                  150          119        .06
International Finance Co. 10.00% June 1, 2007                                        1,950        1,419        .01
Pindo Deli Finance Mauritius Ltd.:
 10.25% October 1, 2002                                                              3,895        2,852
 10.75% October 1, 2007                                                             10,375        7,237        .06
                                                                                 ---------- ----------
                                                                                                 23,695        .13
                                                                                            ---------- ----------







MEXICO - 0.64%
Banco Nacional de Comercio Exterior, S.N.C.
 7.25% February 2, 2004                                                              $850          779       -
Bancomex Trust 11.25% May 30, 2006                                                  3,000        3,066        .02
Grupo Televisa, SA  0%/13.25%  May 15, 2008 (6)                                     3,000        2,430        .01
Innova, S de RL 12.875% Senior Notes due April 1, 2007                              1,000          808       -
United Mexican States Government Bonds:
 9.875% January 15, 2007                                                           55,000       55,069
 11.375% September 15, 2016                                                        16,920       17,808
 11.50% May 15, 2026                                                               33,315       36,730        .61
                                                                                 ---------- ----------
                                                                                               116,690        .64
                                                                                            ---------- ----------


PANAMA - 0.14%
Republic of Panama:
 8.875% September 30, 2027                                                         5,990        4,927        .03
 Interest Reduction Bonds 3.75% July 17, 2014
  3.75% (acquired 11/8/95, cost: $1,197,000) (3), (5)                              2,504        1,840        .01
 Past Due Interest Bonds:
  5.9375% July 17, 2016 (4)                                                       24,159       17,787        .10
  5.9375% July 17, 2016 (acquired 6/21/96, cost: $562,000) (3), (5)                  803          591       -
                                                                               ---------- ----------
                                                                                               25,145        .14
                                                                                          ---------- ----------


PERU - 0.06%
Republic of Peru Past Due Interest Bond 4.00% March 7, 2017
 (acquired 3/7/97, cost: $12,282,000) (3), (5)                                   18,100       10,996        .06
                                                                                          ---------- ----------


PHILIPPINES - 0.06%
Republc of Philippines:
 Front Loaded Interest Reduction Bonds, Series B, 6.00%
  June 1, 2008 (5)                                                                2,290        2,134        .01
 8.875% April 15, 2008                                                            6,750        6,607        .04
 9.875% January 15,2019                                                           1,500        1,472        .01
                                                                                ---------- ----------
                                                                                              10,213        .06
                                                                                           ---------- ----------


POLAND - 0.00%
Netia Holdings BV 0%/11.25% November 1, 2007 (6)                                    875          549       -
Republic of Poland past Due Interest Bond 5.00% October 27, 2014 (5)                100           88       -
PTC International Finance BV 0%/10.75% July 1, 2007 (6)                             400          288       -
                                                                                ---------- ----------
                                                                                                 925
                                                                                           ---------- ----------


RUSSIAN FEDERATION - 0.01%
Russia 12.75% June 24, 2028 (acquired 6/18/98, cost: $896,000) (3)                   910          501       -
Russia 6.0625% December 15, 2015 (acquired 3/7/97, cost:                             344           55       -
 less than $1,000) (5)
Russia Principal Loan 6.0625% December 15, 2020 (5)                               10,784        1,334        .01
                                                                                ---------- ----------
                                                                                                1,890        .01
                                                                                           ---------- ----------


THAILAND - 0.01%
Advance Agro PCL 13.00% November 15, 2007 (5)                                      1,435        1,128        .01
                                                                                ---------- ----------




TURKEY - 0.02%
Cellco Finance NV 15.00% August 1, 2005                                           $2,050        2,117        .02
Republic of Turkey 12.00% December 15, 2018                                          900          890       -
                                                                                ---------- ----------
                                                                                                3,007        .02
                                                                                           ---------- ----------


VENEZUELA - 0.46%
Republic of Venezuela:
 Front Loaded Interest Reduction Bonds:
  Series A Eurobond 6.00% March 31, 2007 (5)                                       4,762        3,613
  Series B Eurobond 6.00% March 31, 2007 (5)                                       1,714        1,301        .03
 Debt Conversion Bonds:
  6.3125% December 18, 2007 (5)                                                   44,929       34,258
  9.25% September 15, 2027                                                        66,910       43,492        .43
                                                                               ---------- ----------
                                                                                               82,664        .46
                                                                                          ---------- ----------


SOUTH AFRICA - 0.15%
Republic of South Africa 13.00% August 31, 2010                               ZAR183,500        26,845        .15
                                                                               ---------- ----------

TOTAL BONDS AND NOTES (cost: $698,862,000)                                       711,013      3.92





SHORT-TERM SECURITIES
--------------------------------------------                                   --------     --------   --------

CORPORATE SHORT-TERM NOTES - 2.77%
Abbey National North America 4.84%-4.86% due 8/5-8/9/99                          $56,000       55,717        .31
American Honda Finance Corp. 4.86%-4.87% due 7/7-7/21/99                          43,500       43,422        .24
Arco British Ltd. 4.87%-5.20% due 7/21-7/27/99                                    50,000       49,833        .28
CBA (Delaware) Finance Inc. 4.87% due 8/3/99                                      21,200       21,102        .12
Eksportfinans A/S 4.86% due 7/9/99                                                10,000        9,988        .06
Equilon Enterprises, LLC 4.83%-4.88% due 7/9-7/22/99                              37,650       37,561        .21
General Electric Capital Corp. 4.87% due 8/12/99                                  15,000       14,911        .08
Motiva Enterprises LLC 4.88% due 7/23-8/6/99                                      40,000       39,837        .22
National Australia Funding (Delaware) Inc. 4.91%-5.14%                            35,000       34,570        .19
 due 7/29/99-11/2/99
Reed Elsevier Inc. 4.89%-5.19% due 7/26-8/23/99                                   40,000       39,812        .22
Rio Tinto America, Inc. 4.86%-5.20% due 7/22-8/10/99                              51,450       51,225        .28
Svenska Hendelsbanken Inc. 4.86%-4.87% due 7/12-8/6/99                            57,200       56,972        .31
UBS Finance (DE) Inc. 5.2% due 8/30/99                                            30,000       29,736        .16
Westpac Capital Corp. 4.95% due 11/5/99                                           17,000       16,681        .09
                                                                                 ---------- ----------
                                                                                              501,367       2.77
                                                                                            ---------- ----------

FEDERAL AGENCY DISCOUNT NOTES - 0.14%
Fannie Mae 4.88%-5.29% due 10/18/99                                               26,400       25,982        .14


NON-U.S. GOVERNMENT SHORT-TERM OBLIGATIONS - 0.24%
Mexican Cetes Treasury Bills due 7/8/99                                           $2,332        2,473        .01
Polish Government Bonds, Series PLN, 14.00% due 2/12/00                         PLN6,100         1,558        .01
Turkish Government Treasury Bills due 4/19/00                              TRL17,600,000        23,116        .13
Turkish Government Treasury Bonds, Series CPI, 30.00% due 8/18-9/29/99      TRL3,803,160        16,485        .09
                                                                               ---------- ----------
                                                                                                43,632        .24
                                                                                          ---------- ----------


NON-U.S. CURRENCY - 0.07%
Chilean Pesos                                                                  CHP12,692            25       -
Taiwanese Dollars                                                             TWD416,303        12,893        .07
                                                                              ---------- ----------
                                                                                                12,918        .07
                                                                                         ---------- ----------
                                                                                         ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost $583,238,000)                                  583,899      3.22
                                                                              ---------- ----------

TOTAL INVESTMENT SECURITIES (cost: $14,904,371,000)                           18,121,580      99.86

Net unrealized depreciation on foreign currency contracts (7)                    (19,683)     (0.11)

Excess of cash and receivables over payables                                      45,527         .25
 (excludes open foreign currency contracts)

NET ASSETS                                                                    18,147,424        100%




1. The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
2. Non-income producing securities.
3. Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1999, the total market value and cost of such securities was
      $367,225,000 and $456,742,000, respectively, and the
market value represented 2.02% of net assets.  Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
4. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
5. Coupon rate may change periodically.
6. Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.


7. As of June 30, 1999, the net payable
 consists of the following:
                                                        Contract          U.S. Valuation
                                                          Amount          at 6/30/1999          Unrealized
                                                                                             (Appreciation/
                                                        Non-U.S.     U.S.        U.S. Amount Depreciation)
                                                           (000)    (000)       (000)  (000)         (000)

Sales:

European Monetary Union expiring 12/21/99 - 2/11/00      EUR 679                 $711 $689,62        $23.00

South African Rands expiring 9/30 - 10/25/99           ZAR1,532,3                                  (19,595)

Thai Bahts expiring 11/4/99                            THB110,063                                     (111)

Foreign currency contracts - net                                                                   (19,683)


EQUITY SECURIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 1998

Akbank Turk
Alpha Credit Bank
Asea Brown Boveri
AS Eesti Telekom
Bank Hapoalim
Bank Leumi le-Israel
Capital International Global Emerging Markets Private
  Equity Fund L.P.
Castrol India
CMC Magnetics
Controladora Comerical Mexicana
ECI Telecom
Edgars Stores
First International Bank of Israel
Genting International
PT Inti Indorayon Utama
Keumkang
Koor Industries
Korea Telecom
Linea Aerea Nacional Chile
Malayan Banking
Matav-Cable Systems Media
MIH
M-Web Holdings
Orbotech
Quilmes Industrial
Samsung Fire & Marine Insurance
Sapiens International
Shinhan Bank
Stet Hellas Telecommunications
Tata Infotech
Telekom Malaysia
Yapi ve Kredi Koray


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 1998

Acer Computer International
Aracruz Celulose
Banco Real
PT Bank Internasional Indonesia
PT BAT Indonesia
BIG Bank GDANKSI
C & P Homes
China Yuchai International
Cia. Cimento Portland Itau
Daehan Asia Trust
Daehan Korea Trust
Delta Electronics
Dragon Oil
ELETROPAULO- Eletricidade de Sao Paulo
Ellerine Holdings
Enersis
Euorosov Energy
Fil- Estate Land
Grasim Industries
PT International Nickel Indonesia
PT Jaya Real Property
Jiangsu Expressway
Katselis Sons
Keppel Philippines Holdings
Korea Electric Power
Korea Industrial Leasing
Korea Pacific Trust
LIGHT- Servicos De Eletricidade
Malaysian Airline System
Malbak
Mesbla
PT Modern Photo Film
PT Mulia Industrindo
Nan Ya Plastics
New Clicks Holdings
Optimus
O.Y.L. Industries
Portugal Telecom
Ramco Energy
REAL Consorcio Participacoes
REAL Holdings Participacoes
PT Semen Gresik
Sibir Energy
Siu-Fung Ceramics Holdings
Sociedad Comercial del Plata
Sonera Group
South African Druggists
Star Mining
Sutton Resources
Taiwan Mask
Unicap Electronics Industrial
PT United Tractors
Yangming Marine Transport
YPF
Yukong
Zaklady Metali Lekkich "Kety"
Zaklady Piwowarskie w Zywcu

FINANCIAL STATEMENTS

The Fund's audited financial satements, including the related notes thereto, dated June 30, 1999, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of June 30, 1999. A copy of the report delivered with this Statement of Additional Information should be retained for future reference.




Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities           (dollars in
at June 30, 1999                               thousands)
Assets:
 Investment securities at market
  (cost: $14,904,371)                                        $18,121,580
 Cash                                                             11,398
 Receivables for--
  Sales of investments                           $178,807
  Sales of fund's shares                            9,268
  Dividends and accrued interest                   75,033        263,108
                                           -------------- --------------
                                                              18,396,086
                                                          --------------
Liabilities:
 Non-U.S. taxes payable                                           12,761
 Payables for--
  Purchases of investments                        105,967
  Unfunded capital commitments                     98,264
  Open forward currency contracts                  19,683
  Management services                               8,752
  Accrued expenses                                  3,235        235,901
                                           -------------- --------------
                                                                 248,662
                                                          --------------
Net Assets at June 30, 1999 --
 Equivalent to $55.53 per share on
 326,822,483 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 400,000,000 shares)                        $18,147,424
                                                          ==============

Statement of Operations                      (dollars in
for the Year Ended June 30, 1999               thousands)

Investment Income:
 Income:
  Dividends                                      $254,461
  Interest                                        256,798       $511,259
                                           --------------
 Expenses:
  Management services fee                          83,851
  Custodian fee                                    13,016
  Registration statement and prospectus               800
  Auditing and legal fees                             433
  Reports to shareholders                              10
  Taxes other than federal income tax                 188
  Directors' fees                                     204
  Other expenses                                    1,133         99,635
                                           -------------- --------------
 Income before non-U.S. taxes                                    411,624
 Non-U.S. taxes                                                        2
                                                          --------------
 Net investment income                                           411,622
                                                          --------------
Realized Loss and Unrealized
 Appreciation on Investments:
 Realized loss before non-U.S. taxes           (1,036,549)
 Non-U.S. taxes                                        (3)
                                           --------------
  Net realized loss                                           (1,036,552)
 Net unrealized appreciation on investment
  securities                                    3,960,069
 Net change in unrealized depreciation
  on open forward currency contracts              (15,888)
                                           --------------
  Net unrealized appreciation                   3,944,181
  Non-U.S. taxes                                   (9,221)
                                           --------------
   Net unrealized appreciation on
    investments                                                3,934,960
                                                          --------------
 Net realized loss and unrealized
  appreciation on investments                                  2,898,408
                                                          --------------
Net Increase in Net Assets Resulting
 from Operations                                              $3,310,030
                                                          ==============

Statement of Changes in Net Assets
                                             (dollars in
                                               thousands)

                                              Year Ended
                                                   36,341
                                                     1999           1998
                                          --------------- ---------------
Operations:
 Net investment income                           $411,622       $350,719
 Net realized loss on investments              (1,036,552)       (45,790)
 Net unrealized appreciation (depreciation)
  on investments                                3,934,960     (4,643,969)
                                           -------------- ---------------
  Net increase (decrease) in net assets
   resulting from operations                    3,310,030     (4,339,040)
                                           -------------- ---------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                    --       (545,105)
 Distributions from net realized
  gain on investments                                  --       (722,874)
                                           -------------- ---------------
  Total dividends and
   distributions                                       --     (1,267,979)
                                           -------------- ---------------
Capital Share Transactions:
 Proceeds from shares sold:
  58,327,982 and 52,680,219 shares, respec      2,473,079      3,164,945
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  24,142,868 shares                                    --      1,222,745
                                           -------------- ---------------
  Net increase in net assets
   resulting from capital share
   transactions                                 2,473,079      4,387,690
                                           -------------- ---------------
Total Increase (Decrease) in Net Assets         5,783,109     (1,219,329)

Net Assets:
Beginning of year                              12,364,315     13,583,644
                                           -------------- ---------------
 End of year (including net investment
  income over net distributions: $154,942 and
  ($270,619), respectively)                   $18,147,424    $12,364,315
                                          =============== ===============



See Notes to Financial Statements

Emerging Markets Growth Fund
Notes to Financial Statements


1.  Organization and Significant Accounting Policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") was registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. On July 1, 1999, the fund converted to an open-ended interval fund. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant Accounting Policies - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:
     Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     Non-U.S. Currency Translation - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

     Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

Non-U.S. Investment Risk

Investments in securities of non-U.S. issuers in certain countries involves special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Non-U.S. Taxation - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 10% to 35%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

Federal Income Taxation

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of June 30, 1999, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,006,243,000 on unrealized appreciation of securities, net of accumulated deferred taxes totaling $9,221,000, of which $4,259,904,000 related to appreciated securities and $1,253,661,000 related to depreciated securities. During the fiscal year ended June 30, 1999, the fund realized, on a tax basis, a net capital loss of $1,247,726,000 on securities transactions. The fund had available at June 30, 1999, a net capital loss carryforward totaling $556,055,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for federal income tax purposes, to fiscal year ending June 30, 2000, the recognition of capital losses totaling $720,329,000 which were realized during the period November 1, 1998 through June 30, 1999. For the fiscal year ended June 30, 1999, the fund recognized, for federal income tax purposes, net gains related to non-U.S. currency transactions of $7,325,000. Such amounts were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $15,106,115,000 at June 30, 1999.

Fees and Transactions with Related Parties

Investment Advisory Fee - The fee of $83,851,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through June 30, 1999, provided for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

Deferred Directors' Fees - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 1999, aggregate amounts deferred and earnings thereon were $104,000. These amounts are included with accrued expenses.

Investment Transactions and Other Disclosures

As of June 30, 1999, accumulated undistributed net realized loss on investments was $1,416,382,000 and additional paid-in capital was $16,220,630,000. The fund reclassified $9,299,000 from undistributed net realized loss to additional paid-in capital and $13,939,000 from additional paid-in capital to undistributed net investment income for the fiscal year ended June 30, 1999 as a result of permanent differences between book and tax.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $7,541,767,000 and $4,241,354,000, respectively, during the fiscal year ended June 30, 1999.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,016,000 includes $125,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the
fiscal year   ended June 30, 1999, such non-U.S. taxes were $25,714,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $80,377,000 for the fiscal year ended June 30, 1999.



Per-Share Data and Ratios                                                         Year
                                                                                 ended
                                                                               June 30
                                        1999     1998      1997        1996       1995

Net Asset Value, Beginning of
 Year                                 $46.05   $70.87    $57.57      $52.36     $58.75
                                    -------- --------  --------    --------   --------
 Income from Investment
  Operations:
  Net investment income                  1.48     1.56      1.61        1.30       0.87
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                8.03   (20.69)    14.51        6.49      (0.79)
  Non-U.S. taxes                       (0.03)    0.05     (0.01)      (0.01)     (0.03)
                                    -------- --------  --------    --------   --------
   Total income (loss) from
    investment operations               9.48   (19.08)    16.11        7.78        .05
                                    -------- --------  --------    --------   --------
 Less Distributions:
  Dividends from net
   investment income                      --    (2.36)    (1.79)      (1.30)      (.63)
  Distributions from net
   realized gains                         --    (3.38)    (1.02)      (1.27)     (5.81)
                                    -------- --------  --------    --------   --------
   Total distributions                    --    (5.74)    (2.81)      (2.57)     (6.44)
                                    -------- --------  --------    --------   --------
Net Asset Value, End of Year          $55.53   $46.05    $70.87      $57.57     $52.36
                                     =======  =======   =======     =======    =======
Total Return                           20.59% (27.56)%   29.17%      15.49%    (1.22)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                      $18,147  $12,364   $13,584      $8,451     $5,572
 Ratio of expenses to average
  net assets                             .73%     .76%      .78%      .84%         .91%
 Ratio of expenses and non-U.S.
  taxes to average net assets            .73%     .80%      .78%      .85%         .94%
 Ratio of net income to average
  net assets                            3.03%    2.58%     2.74%      2.54%       1.70%
 Portfolio turnover rate               33.71%   23.41%    23.75%     17.78%      23.75%






REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSECOOPERS LLP

Los Angeles, California
August 13, 1999



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. Please note that the fund did not make any distribution to its shareholders during the current fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes and foreign source income on a per-share basis for the fiscal year ended June 30, 1999 are $0.08 and $0.52, respectively. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that is derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.0015% of the fund's net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2000 to determine the calendar year amounts to be included on their 1999 tax returns. Shareholders should consult their tax advisers.



BOARD OF DIRECTORS

ROBERT E. ANGELICA, Berkeley Heights, New Jersey
President and Chief Investment Officer,
AT&T Investment Management Corporation

R. MICHAEL BARTH,* The Hague, The Netherlands
Chief Executive Officer, F.M.O., The Netherlands
Development Finance Company

NANCY ENGLANDER, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

DAVID I. FISHER, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

KHALIL FOULATHI, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

BEVERLY L. HAMILTON, Los Angeles, California
President, ARCO Investment Management Company

RAYMOND KANNER, Stamford, Connecticut
Senior Investment Manager, IBM Retirement Funds

MARINUS W. KEIJZER, Zeist, The Netherlands
Director, Investment Strategy, Pensioenfonds PGGM

HUGH G. LYNCH, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

HELMUT MADER, Kronberg, Germany
Former Director, Deutsche Bank AG

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM ROBINSON, New South Wales, Australia
Director, Deutsche Fund Management Limited

PATRICIA A. SMALL, Oakland, California
Treasurer, The Regents of the University of California

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Group International, Inc.

SHAW B. WAGENER, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.
*Effective June 21, 1999


OTHER OFFICERS

ROBERTA A. CONROY, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

MICHAEL A. FELIX, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

HARTMUT GIESECKE, Singapore
Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

PETER C. KELLY, Los Angeles, California
Vice President of the fund
Senior Vice President and Director, Capital International, Inc.

VICTOR D. KOHN, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

NANCY J. KYLE, New York, New York
Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

ABBE G. SHAPIRO, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

VALERIE Y. LEWIS, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist, The Capital Group Companies, Inc.


OFFICES OF THE FUND AND OF THE INVESTMENT
ADVISER, CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  NA/CG/4241/75010
E 1999 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0999(NLS)